Promissory Note	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Promissory Note

Note 10 – Promissory Note

On June 7, 2023, the Company entered into a promissory note agreement for the amount of $120,000, in terms of twelve (12) months and interest rate of 5% per annum. During the year ended December 31, 2024, the Company recognized $750 in interest.

During the year ended December 31, 2024, the Company settled the promissory note with principal amount of $120,000 and accrued interest of $3,767 into 1,050,000 shares of common stock. The fair market value of the common shares converted was $902,790 at the issuance date, as a result, the Company recognized a loss on debt settled by common stock of $779,024.